SUBSIDIARIES OF REGISTRANT

                   Jurisdiction      % Of
                         of      Stock Owned        Other
Names Under
Name of Subsidiary Incorporation  By Parent         Which Do
Business

Alchem Capital
Corporation           DE         100% owned
                                 by Delta Woodside
                                 Industries, Inc.

Delta Mills, Inc.     DE         100% owned by     Delta
Mills Marketing
                                 by Alchem Capital Company;
Stevcoknit
                                 Corporation       Fabrics
Company;
                                                   Woodside
Mills

Delta Merchandising,  SC         100% owned by     Duck Head
Retail
Inc.                             Alchem Capital
Operations
                                 Corporation

Duck Head Apparel     TN         100% owned by     Delta
Apparel
Company, Inc.                    Alchem Capital    Maiden
                                 Corporation

Delta Consolidated    NY         100% owned by     Delta
Mills Sales Co.
Corporation                      Alchem Capital
Stevcoknit Marketing
                                 Corporation       Co.
                                                   Nautilus
Marketing
                                                   Co.
                                                   Delta
Apparel
                                                   Marketing
Co.
                                                   Duck Head
Marketing
Co.


Cargud, Sociedad                 Costa Rica        100%
owned by
Anonima                                            Duck Head
Apparel
                                                   Company,
Inc.

Armonia Textil, S.A.             Costa Rica        100%
owned by
                                                   Cargud,
Sociedad
                                                   Anonima




Nautilus                         VA                100%
owned by
International, Inc.                                Alchem
Capital

Corporation

Nautilus Direct, Inc.            NC                100%
owned by Nautilus

Internationl, Inc.


International Apparel            NY                70% owned
by Alchem Capital
Marketing, Corporation.
Corporation

Harper Brothers, Inc.            SC                 100%
owned by Alchem
                                                    Capital
Corporation